UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2017
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Forest City Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	1-37671 (Commission File Number)	47-4113168 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure.

On July 10, 2017, Forest City Realty Trust, Inc. (the “Company”) released an updated version of the Company's investor presentation materials to be used in presentations to investors from time to time. The financial information contained in the presentation materials is presented as of March 31, 2017 unless otherwise stated in the materials. A copy of the presentation materials is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number		Description
99.1	—	Investor Presentation Materials of Forest City Realty Trust, Inc. dated July 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY REALTY TRUST, INC.

		By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

Date:	July 10, 2017

EXHIBIT INDEX

Exhibit Number		Description
99.1	—	Investor Presentation Materials of Forest City Realty Trust, Inc. dated July 2017.